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                                                                    Exhibit 10.9


                                                          EXHIBIT E TO THE THIRD
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
                                                          AS SEPARATELY EXECUTED

                           THIRD AMENDED AND RESTATED
                            HOLDINGS PLEDGE AGREEMENT

                             Dated December 19, 1997

                                      From

                             FITNESS HOLDINGS, INC.,

                                   as Pledgor,
                                   -----------

                                       to

                           BANQUE NATIONALE DE PARIS,

                             as Administrative Agent
                             -----------------------
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                                TABLE OF CONTENTS

                                                                          Page
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SECTION 1   Grant of Security................................................3

SECTION 2   Security for Obligations.........................................4

SECTION 3   Pledgor Remains Liable...........................................4

SECTION 4   Delivery of Collateral...........................................4

SECTION 5   Representations and Warranties...................................5

SECTION 6   Further Assurances...............................................6

SECTION 7   Place of Perfection; Records.....................................6

SECTION 8   Voting Rights; Dividends; Etc....................................7

SECTION 9   Transfers and Other Liens; Additional Shares.....................8

SECTION 10  Administrative Agent Appointed Attorney-in-Fact..................8

SECTION 11  Administrative Agent May Perform.................................9

SECTION 12  The Administrative Agent's Duties................................9

SECTION 13  Remedies.........................................................9

SECTION 14  Registration Rights.............................................11

SECTION 15  Indemnity and Expenses..........................................12

SECTION 16  Security Interest Absolute......................................12

SECTION 17  Amendments; Waivers; Etc........................................13

SECTION 18  Addresses for Notices...........................................13


                                      (i)
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SECTION 19  Continuing Security Interest; Assignments under the
            Credit Agreement ...............................................14

SECTION 20  Release and Termination.........................................14

SECTION 21  Governing Law; Submission to Jurisdiction, Waiver of
            Jury Trial; Etc ................................................14


Schedule I                    Pledged Shares
Schedule II                   Existing Liens


                                      (ii)
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                                                          EXHIBIT E TO THE THIRD
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
                                                          AS SEPARATELY EXECUTED

              THIRD AMENDED AND RESTATED HOLDINGS PLEDGE AGREEMENT

            THIRD AMENDED AND RESTATED HOLDINGS PLEDGE AGREEMENT, dated December 19, 1997, made by FITNESS HOLDINGS, INC., a Delaware corporation (the "Pledgor"), to BANQUE NATIONALE DE PARIS ("BNP"), as administrative agent (together with any successor agent appointed pursuant to Article VII of the Credit Agreement (as hereinafter defined), the "Administrative Agent") for the lender parties (the "Lender Parties") and other Agents party to the Credit Agreement.

            PRELIMINARY STATEMENTS:

            (1) 24 Hour Fitness, Inc., a California corporation (the "Borrower"), is the borrower under a Second Amended and Restated Credit Agreement dated as of March 14, 1997 (as amended, supplemented or otherwise modified, the "Existing Credit Agreement") with the lenders named therein (the "Existing Lenders") and BNP as issuing bank and agent (the "Existing Agent"). Pursuant to a Second Amended and Restated Holdings Pledge Agreement dated March 14, 1997 (the "Existing Pledge Agreement"), the Pledgor assigned and pledged to the Existing Agent for its benefit and the benefit of the issuing bank party to the Existing Credit Agreement and the ratable benefit of the Existing Lenders and certain hedge lenders to secure the payment of all Obligations (as defined in the Existing Credit Agreement) of the Pledgor under, among other things, the Existing Credit Agreement, a security interest in certain property.

            (2) The Borrower has entered into a Third Amended and Restated Credit Agreement dated as of December 19, 1997 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the Lender Parties party thereto, BNP as Syndication Agent and as Administrative Agent for the Lender Parties, Bankers Trust Company as Documentation Agent for the Lenders and LaSalle National Bank and Wells Fargo Bank, N.A., as Co-Agents for the Lenders.

            (3) The Borrower may from time to time invest in Hedge Agreements with one or more Lenders in connection with the Credit Agreement (all such Lenders being, collectively, the "Hedge Banks") to obtain the protection permitted by Section 5.02(b)(i)(C) of the Credit Agreement against fluctuations in certain interest rates. Such Hedge Agreements, copies of which shall be provided to the Administrative Agent, are hereinafter referred to as the "Secured Hedge Agreements".

            (4) The Pledgor is the owner of the shares of stock, and of the warrants, rights and options to acquire the shares of stock (collectively, the "Pledged Shares"), described on Part

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                                                          EXHIBIT E TO THE THIRD
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
                                                          AS SEPARATELY EXECUTED

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A of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Pledged Indebtedness") described on Part B of Schedule I hereto and issued by the obligors named therein.

            (5) It is a condition precedent to the making of Advances by the Lender Parties under the Credit Agreement and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement, and the entering into the Secured Hedge Agreements by the Hedge Banks, that the Pledgor shall have granted the assignment and security interest and made the pledge contemplated by this Agreement.

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                                                          EXHIBIT E TO THE THIRD
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
                                                          AS SEPARATELY EXECUTED

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            NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into arrangements permitted by Section 5.02(b)(i)(C) of the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent for its benefit and the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the other Lender Parties and the Hedge Banks as follows:

            SECTION 1. Grant of Security. The Pledgor hereby assigns and pledges to the Administrative Agent for its benefit and the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the other Lender Parties and the Hedge Banks, and hereby grants to the Administrative Agent for its benefit and the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the other Lender Parties and the Hedge Banks, a security interest in the following (collectively, the "Collateral"):

            (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            (b) the Pledged Indebtedness and the instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Indebtedness;

            (c) all additional shares of stock, and all additional warrants, rights or options to acquire shares of stock, from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares and such additional warrants, rights or options and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares or such additional warrants, rights or options;

            (d) all additional indebtedness from time to time owed to the Pledgor in any manner and the instruments evidencing such additional indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional indebtedness; and

            (e) all proceeds of any and all of the foregoing Collateral to the extent assignable without consent (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (d) of this Section 1) and, to the

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                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
                                                          AS SEPARATELY EXECUTED

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      extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

            SECTION 2. Security for Obligations. The pledge, assignment and security interest granted under this Agreement by the Pledgor secure the payment of all Obligations of the Pledgor now or hereafter existing under this Agreement and each other Loan Document and under the Secured Hedge Agreements, whether for principal, interest, premiums, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Pledgor to the Administrative Agent or any Lender Party under the Loan Documents or the Hedge Banks under the Secured Hedge Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

            SECTION 3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Administrative Agent, the Lender Parties or the Hedge Banks shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent, any Lender Party or any Hedge Bank be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 4. Delivery of Collateral. All certificates and instruments representing or evidencing Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. After the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or register in the name of the Administrative Agent or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 8(a). In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

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                                                          EXHIBIT E TO THE THIRD
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
                                                          AS SEPARATELY EXECUTED

                                                                          Page 5


            SECTION 5. Representations and Warranties. The Pledgor represents and warrants as to itself and its Collateral as follows:

            (a) The principal place of business of the Pledgor or, if the Pledgor has more than one principal place of business, the chief executive office of the Pledgor, and the office where the Pledgor keeps its records concerning the Collateral are located at the address listed below the name of the Pledgor on the signature page hereof.

            (b) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement or the other Collateral Documents, the Existing Pledge Agreement or the "Collateral Documents" under the Existing Credit Agreement except as set forth on
      Schedule II. The Pledgor has no trade names.

            (c) All of the shares of stock that constitute Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Indebtedness has been duly authorized, authenticated or issued and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

            (d) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock, and/or warrants, rights or options to acquire shares of stock, of the issuers thereof indicated on Part A of Schedule I hereto. The Pledged Indebtedness is outstanding in the principal amount indicated on Part B of Schedule I hereto.

            (e) This Agreement and the pledge of the Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

            (f) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Pledgor of the assignment and security interest granted hereby, the pledge by the Pledgor of the Collateral pursuant hereto or the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any

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                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
                                                          AS SEPARATELY EXECUTED

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      portion of the Collateral by laws affecting the offering and a sale of securities generally), in each case other than the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and the filing of the Trademark Security Agreement in the U.S. Patent and Trademark Office, which agreement shall be duly filed on or immediately after the date of the Second Restatement Date.

            SECTION 6. Further Assurances. (a) The Pledgor agrees that from time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may deem desirable and may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first priority nature thereof) or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor shall promptly after an Event of Default: (i) if any Collateral shall be represented or evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Administrative Agent may deem desirable and may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

            (b) The Pledgor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) The Pledgor shall furnish to the Administrative Agent, upon the Administrative Agent's request either at any time after the occurrence and during the continuance of an Event of Default or in any event, not less than once annually, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

            SECTION 7. Place of Perfection; Records. The Pledgor shall keep its principal place of business, its chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Section 5(a) or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions

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                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT
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required by Section 6 shall have been taken with respect to the Collateral. The
Pledgor shall hold and preserve such records and shall permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records.

            SECTION 8. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing and no foreclosure proceedings shall have been instituted:

            (i) The Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the other Loan Documents or the Secured Hedge Agreements; provided, however,

            (ii) The Pledgor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of the Collateral; provided, however, that any and all

            (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property and assets received or receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

            (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

            (C) cash paid or payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Collateral and, if received by the Pledgor, shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property and assets or funds of the Pledgor and shall be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement or assignment). The Pledgor, promptly upon the request of the Administrative Agent, shall execute such documents and do such acts as may be necessary or desirable in the judgment of the Administrative Agent to give effect to this clause
      (ii).

            (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to subparagraph (i) of this

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      Section 8(a) and to receive the dividends, distributions or interest payments that it is authorized to receive and retain pursuant to clause
      (ii) of this Section 8(a).

            (b) Upon the occurrence and during the continuance of an Event of Default and upon exercise of foreclosure remedies by the Administrative Agent under Section 13 hereof:

            (i) All rights of the Pledgor to (A) exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to subparagraph (i) of Section 8(a) shall, upon notice to the Pledgor by the Administrative Agent, cease and
      (B) receive the dividends, interest payments and other distributions that it would otherwise be authorized to receive and retain pursuant to subparagraph (ii) of Section 8(a) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and retain as Collateral such dividends, interest payments and other distributions.

            (ii) All dividends, interest payments and other distributions that are received by the Pledgor contrary to the provisions of clause (i) of this Section 8(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property and assets or funds of the Pledgor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement or assignment).

            SECTION 9. Transfers and Other Liens; Additional Shares. (a) The Pledgor agrees not (i) to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) to create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the pledge, assignment and security interest created by this Agreement.

            (b) The Pledgor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) pledge to the Administrative Agent hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

            SECTION 10. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, upon the occurrence and continuance of an Event of Default, to take any action and to execute any

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instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, indorse and collect any drafts, instruments, and other documents in connection with Section 10(a) above (including, without limitation, all instruments representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof) and give full discharge for the same; and

            (c) to file any claims, to take any action or to institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral or to enforce the rights of the Administrative Agent with respect to any Collateral.

            SECTION 11. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may upon notice to Pledgor, itself perform, or cause the performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor under Section 15(b).

            SECTION 12. The Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody and preservation of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Administrative Agent, any Lender Party or any Hedge Bank has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which BNP accords its own property of like tenor.

            SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

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            (a) The Administrative Agent may exercise in respect of the
      Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require the Pledgor to, and the Pledgor hereby agrees that it shall at its own expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties and
      (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by the Affirmative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 15) in whole or in part by the Administrative Agent for its benefit, the benefit of the Issuing Bank and the Swing Line Bank and the ratable benefit of the other Lender Parties and the Hedge Banks against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. In determining the amounts owing to the Hedge Banks under the Secured Hedge Agreements, the Administrative Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values of the Secured Hedge Agreements. The term "Agreement Value" means, with respect to any Secured Hedge Agreement at any date of determination, the amount, if any, that would be payable to the Hedge Bank in respect of any "agreement value" under such Secured Hedge Agreement as though such Secured Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association, Inc. Standard Form of Interest Rate and

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      Currency Exchange Agreement, 1987 Edition. Each determination of Agreement
      Value shall be made by the Administrative Agent in good faith and in reliance on any information (including information provided by such Hedge
      Bank) that it believes accurate, but without any obligation to verify such information. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) The Administrative Agent may exercise any and all rights and remedies of the Pledgor in respect of the Collateral.

            (d) All payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment).

            SECTION 14. Registration Rights. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to
Section 13, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "blue sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as reasonably requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

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            (d) provide the Administrative Agent with such other information and projections as may be necessary or, in the opinion of the Administrative Agent, advisable to enable the Administrative Agent to effect the sale of such Collateral; and

            (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Administrative Agent is authorized, in connection with any sale of the Collateral pursuant to Section 13, to deliver or otherwise disclose to any prospective purchaser of the Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (a) above, (ii) any information and projections provided to it pursuant to subsection (d) above and (iii) any other information in its possession relating to the Collateral.

            SECTION 15. Indemnity and Expenses. (a) The Pledgor agrees to indemnify the Administrative Agent, each Lender Party and each Hedge Bank and each of their respective officers, directors, employees, agents and advisors (each an "Indemnified Party") from, and hold each of them harmless against, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and reasonable expenses of counsel) arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, damages, losses, liabilities and expenses are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

            (b) The Pledgor agrees to pay to the Administrative Agent, upon demand, the amount of any and all expenses, (including, without limitation, the reasonable fees and reasonable expenses of its counsel and of any experts and agents) that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or any Lender Party or any Hedge Bank hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

            SECTION 16. Security Interest Absolute. The obligations of the Pledgor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or any other Person or whether the Borrower or such other Person is joined in any such action or actions. All rights of the Administrative Agent and the pledge, assignment and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

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            (i) any lack of validity or enforceability of any Loan Document, and
      Secured Hedge Agreement or any other agreement or instrument relating thereto;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any Secured Hedge Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

            (iii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

            (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrower or any of its Subsidiaries;

            (v) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its Subsidiaries; or

            (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party grantor of a security interest.

            SECTION 17. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Administrative Agent or any Lender Party or any Hedge Bank to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            SECTION 18. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the

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Pledgor, addressed to it at the address set forth below the name of the Pledgor on the signature pages hereof, and if to the Administrative Agent or any Lender Party, addressed to it at its address set forth in Section 8.02 of the Credit Agreement, or, as to any Hedge Bank or any other party, at such other address as shall be designated by such party in a written notice to the each other party complying as to delivery with the terms of this Section 18. All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, addressed as aforesaid.

            SECTION 19. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations and all other amounts payable under this Agreement, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Administrative Agent, the Lender Parties, the Hedge Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement. Upon the later of (i) the cash payment in full of the Secured Obligations and all other amounts payable under this Agreement, (ii) the Termination Date, and (iii) the termination or expiration of all Secured Hedge Agreements, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Administrative Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

            SECTION 20. Release and Termination. Upon the later of (i) the cash payment in full of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination and reversion, the Administrative Agent shall, at the Pledgor's expense, return to the Pledgor such of the Collateral of the Pledgor in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents or the Secured Hedge Agreements and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and reversion.

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            SECTION 21. Governing Law; Submission to Jurisdiction, Waiver of
Jury Trial; Etc. a) (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Under otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Code are used herein as therein defined.

            (b) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or Secured Hedge Agreement to which it is or is to be a party, or for recognition and enforcement of any judgment, and the Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State or, to the extent permitted by law, in such federal court. The Pledgor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection or defense that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The Pledgor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right that any party may otherwise have to commence or participate in any action, suit or proceeding relating to this Agreement, any of the other Loan Documents or any Secured Hedge Agreement to which it is or is to be a party, or otherwise to proceed against the Pledgor, in any other jurisdiction.

            (c) The Pledgor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to the Pledgor at the address set forth below its name on the signature page hereof, or by any other method permitted by law. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (d) To the extent that the Pledgor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Pledgor hereby irrevocably waives such immunity in respect of its Obligations under this Agreement, any other Loan Document and any Secured Hedge Agreement to which it is or is to be a party.

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            (e) The Pledgor irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any other Loan Document or any Secured Hedge Agreement, the transactions contemplated hereby or thereby or the actions of the Administrative Agent, any Lender Party or the Issuing Bank in the negotiation, administration, performance or enforcement thereof.

            IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                              FITNESS HOLDINGS, INC.


                              By:
                                 --------------------------------------
                                 Title:  Gilbert K. Freeman
                                 Title: Chief Financial Officer/Executive Vice President
                                         Address: